UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111
San Antonio, Texas 78249
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	“CCO”	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 2, 2021, Clear Channel Outdoor Holdings, Inc. (the “Company”) issued a press release announcing the pricing of $1,000,000,000 aggregate principal amount of 7.750% Senior Notes due 2028 (the “Notes”). The issuance and sale of the Notes is expected to be completed on February 17, 2021, subject to customary closing conditions. A copy of the press release announcing the pricing of the Notes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the pricing of the Notes, on the same date, the Company entered into a Purchase Agreement (the “Purchase Agreement”), by and among the Company, the guarantors named therein (collectively, the “Guarantors”), and Deutsche Bank Securities Inc., as representative of the several initial purchasers, relating to the sale of the Notes. The Purchase Agreement contains customary representations, warranties and agreements by the Company and Guarantors, customary conditions to closing, indemnification obligations of the Company and the Guarantors (including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”)), other obligations of the parties and termination provisions.

The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 2, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: February 2, 2021	By:	/s/ Brian D. Coleman
Brian D. Coleman
Chief Financial Officer